Schedule of Investments
September 30, 2024
(Unaudited)
Invesco International Diversified Fund
Schedule of Investments in Affiliated Issuers–99.17%(a)
	% of Net Assets 09/30/24	Value 12/31/23	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Dividend Income	Shares 09/30/24	Value 09/30/24
Foreign Equity Funds–99.17%
Invesco Developing Markets Fund, Class R6	19.72%	$423,319,866	$12,113,679	$(96,041,666)	$17,221,241	$9,224,646	$—	8,840,932	$365,837,766
Invesco EQV International Equity Fund, Class R6	24.83%	527,340,461	—	(108,146,581)	30,733,099	10,686,298	—	18,006,774	460,613,277
Invesco International Small-Mid Company Fund, Class R6	29.91%	634,976,734	3,787,367	(120,639,116)	8,204,307	28,487,168	—	12,108,609	554,816,460
Invesco Oppenheimer International Growth Fund, Class R6	24.71%	525,496,022	443,907	(111,911,023)	24,619,019	19,788,738	—	11,730,723	458,436,663
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,057,307,592)	99.17%	$2,111,133,083	$16,344,953	$(436,738,386)	$80,777,666	$68,186,850	$—		$1,839,704,166
OTHER ASSETS LESS LIABILITIES	0.83%								15,356,952
NET ASSETS	100.00%								$1,855,061,118
Notes to Schedule of Investments:
(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco International Diversified Fund

Notes to Quarterly Schedule of Portfolio Holdings
September 30, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of September 30, 2024, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco International Diversified Fund